EXHIBIT 99.1


         STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
          FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO
                              EXCHANGE ACT FILINGS



I, Charles H. Jenkins, Jr., state and attest that:

      (1) To the best of my knowledge, based upon a review of the covered reports of Publix Super Markets, Inc., and, except as corrected or supplemented in a subsequent covered report:

            o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

            o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

      (2) I have reviewed the contents of this statement with the Company's audit committee.

      (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

            o Annual Report on Form 10-K for the fiscal year ended December 29, 2001, of Publix Super Markets, Inc.;

            o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Publix Super Markets, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

            o           any amendments to any of the foregoing.



                                              Subscribed and sworn to before me
                                              this 13th day of August 2002.

            /s/ Charles H. Jenkins, Jr.
            ---------------------------
            Charles H. Jenkins, Jr.
            Chief Executive Officer           /s/ Rachel W. Brown
            (Principal Executive Officer)     -------------------
            August 13, 2002                   Rachel W. Brown
                                              Notary Public
                                              My Commission Expires:
                                              February 18, 2004